Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
We file a consolidated federal income tax return, consolidated unitary returns in certain states, other separate state income tax returns for certain of our subsidiary companies, and applicable foreign returns.
The provision for income taxes from continuing operations consisted of the following:

	For the years ended December 31,
(in thousands)	2019	2018	2017

Current:
Federal	$6,653	$3,865	$1,431
State and local	2,235	2,331	(790)
Foreign	(6)	1	—
Total current income tax provision (benefit)	8,882	6,197	641
Deferred:
Federal	(6,346)	15,588	(16,828)
State and local	206	1,000	(2,725)
Foreign	175	(4)	—
Total deferred income tax provision (benefit)	(5,965)	16,584	(19,553)
Provision (benefit) for income taxes	$2,917	$22,781	$(18,912)
The difference between the statutory rate for federal income tax and the effective income tax rate was as follows:

	For the years ended December 31,
	2019	2018	2017

Statutory rate	21.0%	21.0%	35.0%
Effect of:
State and local income taxes, net of federal tax benefit	212.7	3.7	1.8
Excess tax benefits from stock-based compensation	(60.4)	0.7	7.8
Nondeductible expenses	118.7	1.2	(5.0)
Reserve for uncertain tax positions	(13.7)	(0.1)	4.0
U.S. federal statutory rate change	—	—	14.5
Other	12.2	(1.9)	6.9
Effective income tax rate	290.5%	24.6%	65.0%

The approximate effect of the temporary differences giving rise to deferred income tax assets (liabilities) were as follows:

	As of December 31,
(in thousands)	2019	2018

Temporary differences:
Property and equipment	$(33,802)	$(14,503)
Goodwill and other intangible assets	(100,841)	(80,590)
Investments, primarily gains and losses not yet recognized for tax purposes	3,176	3,067
Accrued expenses not deductible until paid	7,694	8,763
Deferred compensation and retiree benefits not deductible until paid	54,258	56,902
Operating lease right-of-use assets	(31,039)	—
Operating lease liabilities	32,632	—
Interest limitation carryforward	12,527	—
Other temporary differences, net	3,422	3,616
Total temporary differences	(51,973)	(22,745)
Federal and state net operating loss carryforwards	51,308	12,800
Valuation allowance for state deferred tax assets	(4,905)	(5,101)
Net deferred tax liability	$(5,570)	$(15,046)
Total federal operating loss carryforwards were $176 million and state operating loss carryforwards were $353 million at December 31, 2019. Our state tax loss carryforwards expire through 2039. Because we file separate state income tax returns for certain of our subsidiary companies, we are not able to use state tax losses of a subsidiary company to offset state taxable income of another subsidiary company.

Deferred tax assets related to our state jurisdictions totaled $12 million at December 31, 2019. We recognize state net operating loss carryforwards as deferred tax assets, subject to valuation allowances. At each balance sheet date, we estimate the amount of carryforwards that are not expected to be used prior to expiration of the carryforward period. The tax effect of the carryforwards that are not expected to be used prior to their expiration is included in the valuation allowance.

The Company has not provided for income taxes, including withholding tax, U.S. state taxes, or tax on foreign exchange rate changes, associated with the undistributed earnings of our non-U.S. subsidiaries because we plan to indefinitely reinvest the unremitted earnings in these entities.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act significantly revised the future ongoing U.S. corporate income tax by, among other things, lowering U.S. corporate income tax rates.
The reduction of the U.S. corporate tax rate caused the Company to adjust its federal deferred tax assets and liabilities to the lower base rate of 21%. The change in the rate resulted in a provisional estimated benefit of $4.2 million for the year ended December 31, 2017. This amount includes the benefit related to the rate change on the deferred tax liabilities included in the radio net assets that are classified as held for sale (see Note 21) as such benefit is required by GAAP to be included in income taxes from continuing operations.

The SEC provided guidance in SAB 118 that would allow for a measurement period of up to one year after the enactment date of the Tax Act to finalize the recording of the related income tax impacts. In accordance with that guidance, the income tax effects recorded in 2017 were provisional, including those related to our revaluation of federal deferred tax assets and liabilities. The accounting for the income tax effects could have been adjusted during 2018 as a result of continuing analysis of the Tax Act, or additional implementation guidance from the Internal Revenue Service (IRS), state tax authorities, the SEC, the FASB, or the Joint Committee on Taxation. We had no material adjustments to our accounting for the Tax Act during 2018.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

	For the years ended December 31,
(in thousands)	2019	2018	2017

Gross unrecognized tax benefits at beginning of year	$1,112	$1,088	$2,665
Increases in tax positions for prior years	87	130	16
Decreases in tax positions for prior years	(387)	(33)	(390)
Increases in tax positions for current years	—	182	—
Decreases in tax positions for current years	(167)	—	(54)
Decreases from lapse in statute of limitations	(69)	(255)	(1,149)
Gross unrecognized tax benefits at end of year	$576	$1,112	$1,088
The total amount of net unrecognized tax benefits that, if recognized, would affect the effective tax rate was $0.2 million at December 31, 2019. We accrue interest and penalties related to unrecognized tax benefits in our provision for income taxes. At December 31, 2019 and 2018, we had accrued interest related to unrecognized tax benefits of less than $0.1 million.
We file income tax returns in the U.S. and in various state and local jurisdictions. We are routinely examined by tax authorities in these jurisdictions. At December 31, 2019, we are no longer subject to federal income tax examinations for years prior to 2016. For state and local jurisdictions, we are generally no longer subject to income tax examinations for years prior to 2015.

Due to the potential for resolution of federal and state examinations, and the expiration of various statutes of limitation, it is reasonably possible that our gross unrecognized tax benefits balance may change within the next twelve months by as much as $0.1 million.